F/M INVESTMENTS LARGE CAP FOCUSED FUND
SCHEDULE OF INVESTMENTS
September 30, 2023 (Unaudited)

COMMON STOCKS - 96.0%	Shares	Value
Communications - 13.4%
Alphabet, Inc. - Class A (a)	21,313	$ 2,789,019
Meta Platforms, Inc. - Class A (a)	7,377	2,214,649
Netflix, Inc. (a)	5,244	1,980,135
		6,983,803
Consumer Discretionary - 12.2%
Amazon.com, Inc. (a)	34,577	4,395,428
McDonald's Corporation	4,077	1,074,045
Wynn Resorts Ltd.	9,651	891,849
		6,361,322
Energy - 1.2%
First Solar, Inc. (a)	3,725	601,923

Health Care - 14.1%
Align Technology, Inc. (a)	5,068	1,547,362
Cardinal Health, Inc.	12,261	1,064,500
HCA Healthcare, Inc.	4,358	1,071,981
Intuitive Surgical, Inc. (a)	4,108	1,200,727
Penumbra, Inc. (a)	6,377	1,542,660
Stryker Corporation	3,342	913,268
		7,340,498
Industrials - 2.2%
TransDigm Group, Inc. (a)	1,328	1,119,677

Technology - 52.9%
Adobe, Inc. (a)	4,641	2,366,446
Advanced Micro Devices, Inc. (a)	15,913	1,636,175
Apple, Inc.	35,064	6,003,308
Datadog, Inc. - Class A (a)	15,089	1,374,457
Microsoft Corporation	17,971	5,674,343
MongoDB, Inc. (a)	3,580	1,238,179
NVIDIA Corporation	5,429	2,361,561
Palo Alto Networks, Inc. (a)	5,801	1,359,986
Salesforce, Inc. (a)	5,435	1,102,109
ServiceNow, Inc. (a)	2,343	1,309,643
Synopsys, Inc. (a)	2,472	1,134,574

F/M INVESTMENTS LARGE CAP FOCUSED FUND
SCHEDULE OF INVESTMENTS (Continued)

COMMON STOCKS - 96.0% (Continued)	Shares	Value
Technology - 52.9% (Continued)
Unity Software, Inc. (a)	24,864	$ 780,481
Workday, Inc. - Class A (a)	5,538	1,189,839
		27,531,101

Total Common Stocks (Cost $47,496,597)		$ 49,938,324

MONEY MARKET FUNDS - 4.2%	Shares	Value
First American Treasury Obligations Fund - Class X, 5.27% (b) (Cost $2,176,931)	2,176,931	$ 2,176,931

Total Investments at Value - 100.2% (Cost $49,673,528)		$ 52,115,255

Liabilities in Excess of Other Assets - (0.2%)		(115,194)

Net Assets - 100.0%		$ 52,000,061

(a)	Non-income producing security.
(b)	The rate shown is the 7-day effective yield as of September 30, 2023.